Because the electronic format for filing Form N-SAR does not provide adequate space for responding to item 15 completely, the answers are as follows:. . .


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                        filed for ALL series.

15.A) Custodian/Sub-custodian: ING Bank Ukraine
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kiev             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Ukraine        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                       This page is being
     CUSTODIAN/SUB-CUSTODIAN                          filed for ALL series.

15.A) Custodian/Sub-custodian:HSBC Bank Middle East Ltd.
  B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United Arab Emirates Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                       This page is being
     CUSTODIAN/SUB-CUSTODIAN                          filed for ALL series.

15.A) Custodian/Sub-custodian: The HongKong & Shanghai Banking Corp., Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ho Chi Minh City      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Vietnam         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                      This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: Barclays Bank of Zambia Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Lusaka               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zambia         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                       This page is being
     CUSTODIAN/SUB-CUSTODIAN                          filed for ALL series.

15.A) Custodian/Sub-custodian: Barclays Bank of Zimbabwe Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Harare                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zimbabawe       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

CUSTODIAN/SUB-CUSTODIAN                          filed for ALL series.

15.A) Custodian/Sub-custodian: United Overseas Bank Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SIngapore              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SIngapore       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9
Sector Funds